Exhibit 10.2

VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is entered into as of May 3, 2011 by and among Natural Gas Partners VIII, L.P., a Delaware limited partnership (“NGP VIII”), and Eagle Rock Energy Partners, L.P., a Delaware limited partnership (the “Partnership” and collectively, with NGP VIII and any other NGP VIII Party, the “Parties”).   Certain capitalized and other terms used in this Agreement are defined on Schedule A hereto.

WHEREAS, the Parties, along with certain other Persons, have entered into that certain Membership Interest Contribution Agreement dated as of April 12, 2011 (“Contribution Agreement”) pursuant to which the Partnership has issued on the date hereof 28,316,231 Common Units (the “Issued Securities”) to NGP VIII; and

WHEREAS, the Parties’ entering into this Agreement is a condition to the Partnership’s obligation to consummate the transactions contemplated by the Contribution Agreement;

NOW, THEREFORE, the Parties, intending to be legally bound, hereby agree as follows:

SECTION 1.                            VOTING PROVISIONS

Section 1.1                                      Voting of Partnership Securities.  The Parties acknowledge and agree that the power of attorney and proxy granted in Section 1.5 hereof shall be used to vote all Subject Securities Beneficially Owned by any NGP VIII Party for, against or to abstain (or consent) on all matters submitted to a vote of Voting Securities, either (a) in the case of a vote on a matter at a unitholders meeting, in the same proportion as the votes are cast by holders of all Other Voting Securities on such matter at such meeting “for”, “against” or “abstain” (provided, that if, for purposes of such matter, (1) “broker non-votes” have the effect of votes against such matter, such “broker non-votes” shall be considered votes against such matter for purposes of this Section 1.1 or (2) “broker non-votes” have the effect of abstentions but do not also have the effect of votes against such matter, such “broker non-votes” shall be considered abstentions for purposes of this Section 1.1) in relation to the total number of Other Voting Securities that are entitled to vote on such matter and (b) in the case of written consents, so that the percentage of Subject Securities Beneficially Owned by the NGP VIII Parties consented to on any matter equals the percentage of all Other Voting Securities entitled to consent on such matter so consented as of the date of such consent.   Notwithstanding anything to the contrary in the foregoing, this Section 1.1 shall not apply to (A) any vote contemplated by the following provisions of the Partnership Agreement:  (i) the first sentence of Section 11.2, (ii) Section 13.3(d) and (iii) Section 13.3(e) and (B) any vote to the extent that pursuant to the Partnership Agreement the NGP VIII Parties are not entitled to vote on such matter ((A) and (B) collectively, the “Reserved Matters”).

Section 1.2                                      Presence at Meetings.  To the extent that the power of attorney and proxy granted in Section 1.5 hereof does not accomplish such presence (provided that the Partnership will use commercially reasonable efforts to cause such power of attorney and proxy to accomplish such presence), at the written request of the Partnership given with reasonable (but no less than five Business Days) notice, the NGP VIII Parties shall cause any Subject Securities

Beneficially Owned by the NGP VIII Parties not otherwise required to be present at a unitholders meeting for purposes of voting for, against or to abstain in respect of a particular matter in compliance with Section 1.1 (because they represent the proportional allocation to Other Voting Securities not represented at the meeting) to be present for purposes of calculating a quorum at such meeting. Notwithstanding anything to the contrary in the foregoing, this Section 1.2 shall not apply to the Reserved Matters.

Section 1.3                                      Transfer of Voting Restrictions.  The NGP VIII Parties agree that they will not Transfer any Subject Securities to any Affiliate unless and until such transferee has agreed in writing to be bound by this Agreement by execution of a Joinder Agreement (which such execution shall be deemed, for all purposes, to be the execution of this Agreement), with such transferee being deemed to be an NGP VIII Party for purposes of this Agreement. Notwithstanding anything to the contrary in this Agreement other than Section 3.8, this Agreement does not restrict the ability of any NGP VIII Party to Transfer any Subject Securities to any non-Affiliate at any time or from time to time, and no such non-Affiliate transferee (and no Subject Securities Transferred to any non-Affiliate provided that following such Transfer no NGP VIII Party Beneficially Owns such Subject Securities) will be bound by this Agreement.

Section 1.4                                      Legends.  The NGP VIII Parties agree that stop transfer instructions reflecting the terms of this Agreement will be given to the Partnership’s transfer agent with respect to the Subject Securities and that there will be placed on the certificates representing all Subject Securities an appropriate legend to ensure compliance with the terms of this Agreement.  The Partnership agrees to cause such instructions and legends to be removed with respect to any Subject Securities no more than one Business Day after the later of (a) the time this Agreement no longer applies to such Subject Securities and (b) the date that the relevant NGP VIII Party requests such removal by notice pursuant to this Agreement.

Section 1.5                                      Proxy.  Each of the NGP VIII Parties hereby revokes any and all previous proxies granted with respect to the Subject Securities. By entering into this Agreement, each of the NGP VIII Parties hereby grants a power-of-attorney and proxy appointing the General Partner (to be exercised by the Chief Executive Officer, the Chief Financial Officer, the General Counsel and the Corporate Secretary (or any of them individually) of the general partner of the General Partner), with full power of substitution, as such NGP VIII Party’s attorney-in-fact and proxy, for and in such NGP VIII Party’s name, to be counted as present and to vote, to execute written consents or otherwise to act on behalf of such NGP VIII Party with respect to the Subject Securities in compliance with the obligations of the NGP VIII Parties pursuant to Section 1.1 and 1.2 (subject to the exclusions in Sections 1.1 and 1.2 with respect to the Reserved Matters).  The power-of-attorney and proxy granted by the NGP VIII Parties pursuant to this Section 1.5 is irrevocable, is coupled with an interest, shall survive and not be affected by the subsequent bankruptcy, dissolution or other similar event with respect to the principal, and is granted in order to secure the NGP VIII Parties’ performance under this Agreement and also in consideration of the Partnership entering into this Agreement and the Contribution Agreement. The power-of-attorney and proxy granted by each of the NGP VIII Parties continues for the term of this Agreement and shall be automatically revoked (a) upon termination of this Agreement in accordance with its terms and (b) with respect to any Subject Securities, upon Transfer of such Subject Securities to a non-Affiliate of the NGP VIII Parties provided that following such Transfer no NGP VIII Party Beneficially Owns such Subject Securities. The NGP VIII Parties

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agree not to attempt to revoke, frustrate the exercise of, or challenge the validity of, the irrevocable proxy granted pursuant to this Section 1.5.

SECTION 2.                            REPRESENTATIONS AND WARRANTIES

Section 2.1                                      Representations and Warranties of the Partnership.  The Partnership represents and warrants to the NGP VIII Parties that (a) the Partnership is a partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has the limited partnership power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by the Partnership and the consummation by the Partnership of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Partnership and (c) this Agreement has been duly executed and delivered by the Partnership and constitutes a valid and binding obligation of the Partnership, and is enforceable against the Partnership in accordance with its terms.

Section 2.2                                      Representations and Warranties of the NGP VIII Parties.  Each NGP VIII Party represents and warrants to the Partnership that (a) with respect to each NGP VIII Party that is not a natural person, such NGP VIII Party is an entity duly organized, validly existing and in good standing under the laws of its state of formation and has the power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by each of the NGP VIII Parties and the consummation thereby of the transactions contemplated hereby have been duly authorized by all necessary action on its part and no other proceedings on its part are necessary to authorize this Agreement or any of the transactions contemplated hereby and (c) this Agreement has been duly executed and delivered by each of the NGP VIII Parties and constitutes a valid and binding obligation of each of them, and is enforceable against each of them in accordance with its terms.

SECTION 3.                            MISCELLANEOUS

Section 3.1                                      Term.  This Agreement shall terminate upon the occurrence of both of the following:  (A) the date on which the NGP Entities collectively Beneficially Own (inclusive of any Voting Securities issuable upon exercise of any Warrants Beneficially Owned by the NGP Entities) less than 25% of the Outstanding Voting Securities (inclusive of any Voting Securities issuable upon exercise of any Warrants Beneficially Owned by the NGP Entities) and (B) the delivery by the NGP VIII Parties to the Partnership of a notice as to the occurrence of such event and the resulting termination of this Agreement.  This Agreement shall also terminate immediately if the definition of “Outstanding” contained in the Partnership Agreement is amended in a manner adverse to the NGP Entities in any material respect.

Section 3.2                                      Notices.  Any notice, communication, request, instruction or other document required or permitted hereunder shall be given in writing and delivered in person or sent by United States mail (postage prepaid, return receipt requested) or facsimile to the applicable addresses set forth below.  Any such notice shall be effective upon receipt only if received during normal business hours or, if not received during normal business hours, on the next Business Day.

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The Partnership:	Eagle Rock Energy Partners, L.P.
Attention: Charles C. Boettcher
Senior Vice President and General Counsel
Eagle Rock Energy G&P, LLC
(general partner of the general partner of
Eagle Rock Energy Partners, L.P.)
1415 Louisiana Street, Suite 2700
Houston, Texas 77002
Phone: (281) 408-1260
Fax: (281) 715-4142

The NGP VIII Parties:	c/o Natural Gas Partners
Attention: Christopher Ray
125 E. John Carpenter Fwy., Suite 600
Irving, Texas 75062
Phone: (972) 432-1444
Fax: (972) 432-1441

Each Party may, by written notice so delivered, change its address for notice purposes hereunder.

Section 3.3                                      Amendments; No Waivers.

(a)                                  Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all Parties, or in the case of a waiver, by the Party against whom the waiver is to be effective.

(b)                                 No failure or delay by any Party hereto in the exercise of any right hereunder shall impair such right or be construed as a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.  All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 3.4                                      Successors.  All covenants and other agreements contained in this Agreement by or on behalf of any of the Parties bind and inure to the benefit of their respective successors whether so expressed or not.

Section 3.5                                      Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 3.6                                      Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one

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instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the Parties hereto.

Section 3.7                                      Specific Performance.  The Parties each acknowledge and agree, and agree not to assert otherwise in any proceeding, that a breach or threatened breach of any of the provisions of this Agreement by a Party will cause irreparable injury to the other Parties to this Agreement for which remedies at law would be inadequate and, in recognition of that fact, agrees that, in the event of a breach or threatened breach by any of them of the provisions of this Agreement, in addition to any remedies at law, the aggrieved Party, without posting any bond and without any showing of irreparable injury, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.  The provisions of this Section 3.7 are without prejudice to any other rights that the Parties hereto may have for any breach of this Agreement.  The Parties further agree not to assert in any proceeding that grounds for any equitable relief are not satisfied.

Section 3.8                                      Protections and Benefits of Agreement.  None of the NGP VIII Parties shall take any knowing or intentional action to deprive the Partnership of the benefits and protections afforded by this Agreement, including without limitation selling any of the Subject Securities to a Person that is not an Affiliate of the NGP VIII Parties with an agreement or understanding that such Subject Securities will be re-purchased by the NGP VIII Parties or any of their Affiliates free and clear of any restrictions contained in this Agreement or with an agreement or understanding to vote such Subject Securities in a manner directed by the NGP VIII Parties.

Section 3.9                                      Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the laws of the State of Delaware, without regard to the conflict of law principles thereof.  Any suit, action or proceeding arising out of or relating to this Agreement shall only be instituted in the Delaware Chancery Court, and if such court should decline jurisdiction, then in the Federal courts within the State of Delaware.  Each Party agrees to personal jurisdiction in any action brought in any court within the State of Delaware having subject matter jurisdiction over the matters arising under this Agreement.  Each Party waives any objection which it may have now or hereafter to the laying of the venue of such action or proceeding and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.  The Parties unconditionally waive any right to trial by jury in any such suit, action or proceeding.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first referred to above.

NATURAL GAS PARTNERS VIII, L.P.

By:	G.F.W. Energy VIII, L.P.,
its general partner

	By:	GFW VIII, L.L.C.,
its general partner

	By:	/s/ Kenneth A. Hersh
Name: Kenneth A. Hersh
Title: Authorized Member

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC.,
its general partner

	By:	/s/ Joseph A. Mills
Name: Joseph A. Mills
Title: Chief Executive Officer

[Signature page to Voting Agreement]

Schedule A

DEFINED TERMS

For purposes of this Agreement, the following terms shall have the following meanings:

“Affiliate” of any specified Person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person.  For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Beneficially Own” or “Beneficial Ownership” with respect to any securities shall mean having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided that, for purposes of Section 3, the NGP VIII Parties and the NGP Entities shall be deemed to Beneficially Own any Voting Securities that such Persons have the enforceable right to acquire “beneficial ownership” thereof irrespective of when such right may be exercised.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Houston, Texas are required or authorized to be closed.

“Common Unit” shall have the meaning assigned to such term in the Partnership Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Joinder Agreement” means a Joinder Agreement in the form attached hereto as Schedule B.

“General Partner” means Eagle Rock Energy GP, L.P., a Delaware limited partnership and the general partner of the Partnership.

“NGP Entities” means, collectively, (a) the NGP VIII Parties, (b) all other NGP Parties (as defined in the Partnership Agreement) and (c) NGP Income Co-Investment Fund II L.P. (regardless of whether such fund constitutes an NGP VIII Party or an NGP Party).

“NGP VIII Parties” means NGP VIII and each Person that executed a Joinder Agreement.

“Other Voting Securities” means all Voting Securities other than the Subject Securities that are, for purposes of the applicable vote or on the relevant date of determination (as the case may be), Outstanding.

Schedule A

“Outstanding” shall have the meaning assigned to such term in the Partnership Agreement.

“Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as may be amended from time to time.

“Person” shall mean any individual, partnership (limited or general), joint venture, limited liability company, corporation, association, business entity, trust, business trust, unincorporated organization, government or department or agency of a government.

“Subject Securities” means (a) the Issued Securities; (b) any Voting Securities into which any Subject Securities are exchanged or converted into, whether pursuant to a unit split, unit distribution, reorganization, recapitalization, merger, share exchange, amalgamation or other similar transaction and (c) any Voting Securities distributed to the NGP VIII Parties as a distribution on any Subject Securities.

 “Transfer” shall mean any sale, exchange, transfer or other disposition, and “to Transfer” shall mean to sell, exchange, transfer or otherwise dispose of.  For purposes of the first sentence of Section 1.3, “Transfer” shall include any pledge or encumbrance and “to Transfer” shall include to pledge or encumber.

“Voting Securities” shall mean the Common Units and, with respect to a particular matter to be voted upon, any other limited partner interest in the Partnership that is entitled to vote with the Common Units in respect of such matter.

“Warrants” shall mean the warrants to purchase Common Units issued pursuant to that certain Warrant Agreement dated as of June 3, 2010 between the Partnership and American Stock Transfer & Trust Company, LLC.

Schedule B

JOINDER AGREEMENT

WHEREAS, Natural Gas Partners VIII, L.P., a Delaware limited partnership (“NGP VIII”), Eagle Rock Energy Partners, L.P., a Delaware limited partnership (the “Partnership”) and any other NGP VIII Party heretofore executed and delivered a Voting Agreement (“Voting Agreement”), dated as of May 3, 2011; and

WHEREAS, each NGP VIII Party has agreed that it will not Transfer any Subject Securities to any Affiliate unless and until such transferee has agreed in writing to be bound by the Voting Agreement by execution of a Joinder Agreement (which such execution shall be deemed, for all purposes, to be the execution of the Voting Agreement), with such transferee being deemed to be an NGP VIII Party for purposes of the Voting Agreement;

WHEREAS, an NGP VIII Party desires to Transfer Subject Securities to the Person named on the signature page hereto (the “Transferee”);

WHEREAS, the Transferee acknowledges that such Subject Securities are subject to the terms of the Voting Agreement, including the proxy granted thereunder; and

WHEREAS, the Transferee desires to be bound by the terms of the Voting Agreement as an NGP VIII Party.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Voting Agreement.

NOW, THEREFORE, the Transferee hereby agrees for the benefit of the Partnership, as follows:

1.                                       Joinder.  The Transferee hereby acknowledges that it has received and reviewed a copy of the Voting Agreement and all other documents it deems fit to enter into this Joinder Agreement (the “Joinder Agreement”), and acknowledges and agrees (i) to join and become a party to the Voting Agreement by execution of this Joinder Agreement; (ii) to be bound by all covenants, agreements, representations, warranties, indemnities and acknowledgments attributable to the NGP VIII Parties as if made by, and with respect to, such Transferee; (iii) to perform all obligations and duties required and be entitled to all the benefits of the NGP VIII Parties under the Voting Agreement; and (iv) that any Subject Securities Beneficially Owned by the Transferee shall be subject to the terms and conditions of the Voting Agreement, including the proxy granted thereunder.

2.                                       Representations and Warranties and Agreements of the Transferee.  Each of the undersigned hereby represents and warrants to and agrees with the Partnership that it has all requisite power and authority to execute, deliver and perform its obligations under this Joinder Agreement and to consummate the transaction contemplated hereby and that when this Joinder Agreement is executed and delivered, it will constitute a valid and legally binding agreement enforceable against the Transferee in accordance with its terms.

Schedule B

Schedule B

3.                                       Counterparts.  This Joinder Agreement may be signed in one or more counterparts (which may be delivered in original form or via facsimile), each of which shall constitute an original when so executed and all of which together shall constitute one and the same agreement.

4.                                       Amendments.  No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the Transferee and the Partnership.

5.                                       Headings.  The section headings used herein are for convenience only and shall not affect the construction hereof.

6.                                       Governing Law.  This Joinder Agreement shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the laws of the State of Delaware, without regard to the conflict of law principles thereof.  Any suit, action or proceeding arising out of or relating to this Joinder Agreement shall only be instituted in the Delaware Chancery Court, and if such court should decline jurisdiction, then in the Federal courts within the State of Delaware.  Each party agrees to the personal jurisdiction in any action brought in any court within the State of Delaware having subject matter jurisdiction over the matters arising under this Joinder Agreement.  Each party waives any objection which it may have now or hereafter to the laying of the venue of such action or proceeding and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.  The parties unconditionally waive any right to trial by jury in any such suit, action or proceeding.

Schedule B

Schedule B

IN WITNESS WHEREOF, the undersigned has executed this agreement as of the date first written above.

TRANSFEREE:

By:
Name:

Accepted and Acknowledged:

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	Eagle Rock Energy GP, L.P., its general partner

By:	Eagle Rock Energy G&P, LLC, its general partner

By:
Name:
Title:

Schedule B